SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 15, 1997
                                            --------------------------------


                        CIT Home Equity Loan Trust 1997-1
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    New York
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  000-22959                     13-3960888
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                              ------------------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------
            On September 15, 1997, The Bank of New York (a New York Banking Corporation), as Trustee, made the monthly distribution to the holders of CIT Home Equity Loan Trust 1997-1, Class A-1 5.93% Home Equity Loan Asset Backed Certificates, Class A-2 6.17% Home Equity Loan Asset Backed Certificates, Class A-3 6.25% Home Equity Loan Asset Backed Certificates, Class A-4 6.37% Home Equity Loan Asset Backed Certificates, Class A-5 6.55% Home Equity Loan Asset Backed Certificates, Class A-6 6.67% Home Equity Loan Asset Backed Certificates, Class A-7 6.95% Home Equity Loan Asset Backed Certificates, Class A-8 6.65% Home Equity Loan Asset Backed Certificates, Class A-9 Home Equity Loan Asset Backed Certificates, Class M-1 6.85% Home Equity Loan Asset Backed Certificates, Class M-2 7.10% Home Equity Loan Asset Backed Certificates, Class B-1 7.45% Home Equity Loan Asset Backed Certificates, and Class B-2 8.78% Home Equity Loan Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------
            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      ----------        -----------                         ----
      28                Monthly Report delivered by         3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on September 15, 1997

SIGNATURES
----------
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CIT GROUP/CONSUMER
                                    FINANCE, INC., as master servicer



                                    By:   /s/ Frank Garcia
                                          ----------------------------
                                    Name:   Frank Garcia
                                    Title:  Vice President
Dated:  September 25, 1997

                      THE CIT GROUP/CONSUMER FINANCE, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a Vice President of The CIT Group/Consumer Finance, Inc., a corporation organized under the laws of Delaware ("CITCF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITCF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of July 1, 1997 (the "Agreement"), among CITCF, The CIT Group Securitization Corporation III and The Bank Of New York, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The  Monthly  Report for the period  from August 1, 1997 to August 31, 1997
                                              ----------------------------------
     attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, he has affixed hereunto his signature this 10th day of September 1997.


                                   THE CIT GROUP/CONSUMER FINANCE, INC.


                                   BY /s/ Frank Garcia
                                   --------------------------
                                    Frank Garcia
                                    Vice President

                       CIT Home Equity Loan Trust 1997-1
     Home Equity Loan Asset Backed Certificates, Series 1997-1
                           Master Servicer's Certificate

                                               Due Period  8/31/97
                                               Determination Date 9/10/97
                                               Distribution Date 9/15/97


I    Available in Certificate Account

     Principal  collected on Mortgage Loans  5,641,189.76
     Interest collected on Mortgage  Loans   4,277,817.72
     All  Liquidation  Proceeds  with
      respect to Principal                           0.00
     All  Liquidation  Proceeds  with  respect
      to Interest                                    0.00
     Recoveries on previously  Liquidated
      Mortgages                                      0.00
     Principal  portion of Purchase  Price on
      Repurchased  Mortgage  Loans                   0.00
     Interest  portion  of Purchase Price on
      Repurchased  Mortgage Loans                    0.00
     Master Servicer  Monthly Advances
      (net of Compensating Interest)           623,700.24
     Reimbursement of prior months
      Servicer Advances                       (220,477.21)
     Compensating  Interest                      3,011.23
     Investment Earnings on Certificate
      Account                                        0.00

          Total available in the Certificate Account              10,325,241.74


II   Distributions                        Per $ 1,000                Amount
                                        ---------------          --------------

1.   Aggregate Class A-1 Distribution     72.68255311              6,541,429.78

2.   Aggregate Class A-2 Distribution      5.14166667                185,100.00

3.   Aggregate Class A-3 Distribution      5.20833333                317,708.33

4.   Aggregate Class A-4 Distribution      5.30833333                212,333.33

5.   Aggregate Class A-5 Distribution      5.45833333                 81,875.00

6.   Aggregate Class A-6 Distribution      5.55833333                 83,375.00

7.   Aggregate Class A-7 Distribution      5.79166667                191,125.00

8.   Aggregate Class A-8 Distribution      5.54166667                166,250.00

9.   Aggregate Class A-9 Distribution     20.00245333              1,800,220.80

10.  Aggregate Class M-1 Distribution      5.70833333                171,250.00

11.  Aggregate Class M-2 Distribution      5.91666667                192,291.67

12.  Aggregate Class B-1 Distribution      6.20833333                139,687.50

13.  Aggregate Class B-2 Distribution      7.31666667                 36,583.33

14.  Aggregate Master Servicer Distribution                          206,011.99

15.  Aggregate Class R Distribution                                        0.00

                     Total Distributions =                        10,325,241.74

III  Certificate Class Balances             Factor %                 Amount
                                        ---------------          --------------

     Opening  Class A Certificate
      Balances as reported in prior
      Monthly  Master Servicer Report:
                       (a)  Class A-1       92.03363366%          82,830,270.29
                       (b)  Class A-2      100.00000000%          36,000,000.00
                       (c)  Class A-3      100.00000000%          61,000,000.00
                       (d)  Class A-4      100.00000000%          40,000,000.00
                       (e)  Class A-5      100.00000000%          15,000,000.00
                       (f)  Class A-6      100.00000000%          15,000,000.00
                       (g)  Class A-7      100.00000000%          33,000,000.00
                       (h)  Class A-8      100.00000000%          30,000,000.00
                       (j)  Class A-9       98.68946187%          88,820,515.68
                                                                 --------------
                                                                 401,650,785.97

     Opening  Class M Certificate  Balances
      as reported in prior Monthly  Master
      Servicer Report:
                       (a)  Class M-1      100.00000000%          30,000,000.00
                       (b)  Class M-2      100.00000000%          32,500,000.00
                                                                 --------------
                                                                  62,500,000.00

     Opening Class B Certificate Balances
      as reported in prior Monthly Master
      Servicer Report
                       (a)  Class B-1      100.00000000%          22,500,000.00
                       (b)  Class B-2      100.00000000%           5,000,000.00
                                                                 --------------
                                                                  27,500,000.00


IV   Principal Distribution Formula

1(a).Fixed Rate Principal Remittance Amount             No.          Amount
                                                       ----      --------------
      (a)  Stated principal collected                                744,869.28
      (b)  Principal Prepayments                        79         3,876,103.57
      (c)  Liquidation Proceeds                                            0.00
      (d)  Repurchased Mortgage Loans                    0                 0.00

1(b).Add:  Fixed Rate Group Extra Principal
      Distribution Amount                                          1,511,137.34

1(c).Less:  Fixed Rate Group Overcollateralization
      Release Amount                                                       0.00
                                                                 --------------

           Total Fixed Rate Group principal distribution           6,132,110.19


2(a).Variable Rate Principal Remittance Amount
                       (a)  Stated principal collected                45,680.81
                       (b)  Principal Prepayments          12        974,536.10
                       (c)  Liquidation Proceeds                           0.00
                       (d)  Repurchased Contracts           0              0.00

2(b).Add:  Adjustable Rate Group Extra Principal
      Distribution Amount                                            333,156.41

2(c).Less:  Adjustable Rate Group Overcollateralization
      Release Amount                                                       0.00
                                                                 --------------

        Total Variable Rate Group principal distribution           1,353,373.32


3(a).Class A Principal Distribution Amount
                                             Per $ 1,000
                                            ---------------
          1.  Class A-1                      68.13455771           6,132,110.19
          2.  Class A-2                       0.00000000                   0.00
          3.  Class A-3                       0.00000000                   0.00
          4.  Class A-4                       0.00000000                   0.00
          5.  Class A-5                       0.00000000                   0.00
          6.  Class A-6                       0.00000000                   0.00
          7.  Class A-7                       0.00000000                   0.00
          9.  Class A-8
                (a)  Class A-8 Lockout
                      Percentage                           0.00%
                (b)  Class A-8 Lockout
                      Distribution0.00000000                               0.00
         10.  Class A-9                      15.03748136           1,353,373.32

3(b).Class M Principal Distribution Amount
                       1.  Class M-1          0.00000000                   0.00
                       2.  Class M-2          0.00000000                   0.00

3(c).Class B Principal Distribution Amount
                       1.  Class B-1          0.00000000                   0.00
                       2.  Class B-2          0.00000000                   0.00



                                             Factor %                 Amount
                                         ---------------          --------------
     Ending Class A Certificate  Balances
      after  distributions  of principal in
      this Monthly Master Servicer Report:
                 (a)  Class A-1              85.22017788%         76,698,160.10
                 (b)  Class A-2             100.00000000%         36,000,000.00
                 (c)  Class A-3             100.00000000%         61,000,000.00
                 (d)  Class A-4             100.00000000%         40,000,000.00
                 (e)  Class A-5             100.00000000%         15,000,000.00
                 (f)  Class A-6             100.00000000%         15,000,000.00
                 (g)  Class A-7             100.00000000%         33,000,000.00
                 (h)  Class A-8             100.00000000%         30,000,000.00
                 (i)  Class A-9              97.18571373%         87,467,142.36
                                                                 --------------
                                                                 394,165,302.45

     Ending Class M Certificate  Balances
      after  distributions  of principal in
      this Monthly Master Servicer Report:
                       (a)  Class M-1       100.00000000%         30,000,000.00
                       (b)  Class M-2       100.00000000%         32,500,000.00
                                                                 --------------
                                                                  62,500,000.00

     Ending Class B Certificate  Balances
      after  distributions  of principal in
      this Monthly Master Servicer Report:
                       (a)  Class B-1       100.00000000%         22,500,000.00
                       (b)  Class B-2       100.00000000%          5,000,000.00
                                                                 --------------
                                                                  27,500,000.00


V    Interest Distribution Formula

     Fixed Rate Group

             (a)  Fixed Rate Group Available
                   Funds Cap Rate                 9.9400%

             (b)  Fixed Rate Group applicable
                   Pass-Through Rate
                      1.     Class A-1            5.9300%
                      2.     Class A-2            6.1700%
                      3.     Class A-3            6.2500%
                      4.     Class A-4            6.3700%
                      5.     Class A-5            6.5500%
                      6.     Class A-6            6.6700%
                      7.     Class A-7            6.9500%
                      8.     Class A-8            6.6500%
                      9.     Class M-1            6.8500%
                     10.     Class M-2            7.1000%
                     11.     Class B-1            7.4500%
                     12.     Class B-2            8.7800%


     Variable Rate Group

               (a)  Adjustable Rate Group         30.4514
                     Available Funds Cap Rate

               (b)  LIBOR Rate                    5.6523%

               (c)  Maximum Variable Rate        20.0000%

               (d)  Variable Rate Group
                     (Class A-9)applicable        5.8423%
                     Pass Through Rate

     INTEREST REMITTANCE AMOUNT

        1.  Interest collected on
             Mortgage Loans                  4,277,817.72
        2.  Interest advanced on Mortgage
             Loans                             403,223.03
        3.  Compensating Interest on Mortgage
             Loans                               3,011.23
        4.  Substitution Adjustment interest         0.00
        5.  Purchase Price interest on
             repurchased accounts                    0.00
        6.  Liquidation Proceeds interest
             portion                                 0.00

                    TOTAL INTEREST REMITTANCE AMOUNT               4,684,051.98



     Current Interest Requirement

     Fixed Rate Group

           1.     Class A-1 @ applicable Pass-Through Rate           409,319.59
           2.     Class A-2 @ applicable Pass-Through Rate           185,100.00
           3.     Class A-3 @ applicable Pass-Through Rate           317,708.33
           4.     Class A-4 @ applicable Pass-Through Rate           212,333.33
           5.     Class A-5 @ applicable Pass-Through Rate            81,875.00
           6.     Class A-6 @ applicable Pass-Through Rate            83,375.00
           7.     Class A-7 @ applicable Pass-Through Rate           191,125.00
           8.     Class A-8 @ applicable Pass-Through Rate           166,250.00
           9.     Class M-1 @ applicable Pass-Through Rate           171,250.00
          10.     Class M-2 @ applicable Pass-Through Rate           192,291.67
          11.     Class B-1 @ applicable Pass-Through Rate           139,687.50
          12.     Class B-2 @ applicable Pass-Through Rate            36,583.33


     Fixed Rate Group Interest Carry Forward Amount

                          1.     Class A-1           0.00
                          2.     Class A-2           0.00
                          3.     Class A-3           0.00
                          4.     Class A-4           0.00
                          5.     Class A-5           0.00
                          6.     Class A-6           0.00
                          7.     Class A-7           0.00
                          8.     Class A-8           0.00
                          9.     Class M-1           0.00
                         10.     Class M-2           0.00
                         11.     Class B-1           0.00
                         12.     Class B-2           0.00


     Fixed Rate Group Interest Distribution
      Amount
                                        Per $ 1,000
                                      ---------------
                1.     Class A-1        4.54799540                   409,319.59
                2.     Class A-2        5.14166667                   185,100.00
                3.     Class A-3        5.20833333                   317,708.33
                4.     Class A-4        5.30833333                   212,333.33
                5.     Class A-5        5.45833333                    81,875.00
                6.     Class A-6        5.55833333                    83,375.00
                7.     Class A-7        5.79166667                   191,125.00
                8.     Class A-8        5.54166667                   166,250.00
                9.     Class M-1        5.70833333                   171,250.00
               10.     Class M-2        5.91666667                   192,291.67
               11.     Class B-1        6.20833333                   139,687.50
               12.     Class B-2        7.31666667                    36,583.33
                                                                 --------------
                                                                   2,186,898.75

     Variable Rate Group

                         1.     Class A-9   @ applicable rate        446,847.48

     Variable Rate Group Interest Carry Forward Amount

                         1.     Class A-9           0.00

     Variable Rate Group Interest Distribution Amount
                                                Per $ 1,000
                                              ---------------
                         1.     Class A-9        4.96497197          446,847.48

VI   Monthly Excess Cashflow

           (a)  Monthly Excess Interest Amount                     2,050,305.75
           (b)  Overcollateralization Release Amount                       0.00
                                                                 --------------

                        Total Monthly Excess Cashflow Amount       2,050,305.75



VII  Credit Enhancement Information

             (a)  Senior Enhancement Percentage       19.36%

             (b)  Specified Senior Enhancement
                   Percentage                         40.70%

             (c)  Overcollateralization Amount:

                 1.    Opening Overcollateralization Amount        2,777,999.24
                 2.    Ending Overcollateralization Amount         4,622,293.00
                 3.    Targeted Overcollateralization Amount      11,750,000.00
                 4.    Overcollateralization Deficiency Amount     8,972,000.76
                 5.    Overcollateralization Release Amount                0.00



VIII Trigger Information

             1.  (a)  Delinquency Trigger percentage        0.69%
                 (b)  Delinquency Trigger in effect ?        NO

             2.  (a)  Cummulative Realized Loss Trigger
                       Event in effect                       NO
                 (b)  Cummulative Realized Loass Termination
                       Event in effect ?                     NO



IX   Pool Information                                  No.          Amount
                                                      ----      --------------

      (a)  Closing Mortgage Loan Principal Balance:
              1.  Fixed Rate Group                    8350       400,492,159.28
              2.  Variable Rate Group                 1023        88,295,436.17

      (b)  Weighted Average Mortgage Rate:
              1.  Fixed Rate Group                                      10.940%
              2.  Variable Rate Group                                    9.438%

      (c)  Weighted Average Remaining Maturity:
              1.  Fixed Rate Group                                       234.95
              2.  Variable Rate Group                                    343.47



X    Delinquency Information                           No.   %      Amount
                                                     ------------------------

     A.  Fixed Rate Group:
            (a)  Delinquent Contracts:
                      1.    31 - 59 Day Accounts      172    2.09 %8,357,453.86
                      2.    60 - 89 Day Accounts       59    0.76 %3,044,489.07
                      3.    90 - 119 Day Accounts       1    0.01%    22,969.07
                      4.    120 +  Day Accounts         0    0.00%         0.00

            (b)  Mortgage Loans - In Foreclosure        0    0.00%         0.00
            (c)  REO Property Accounts                  0    0.00%         0.00

     B.  Variable Rate Group:
               (a)  Delinquent Contracts:
                    1.    31 - 59 Day Accounts        34     2.57% 2,273,109.45
                    2.    60 - 89 Day Accounts         4     0.23%   200,607.78
                    3.    90 - 119 Day Accounts        1     0.12%   103,883.59
                    4.    120 +  Day Accounts          0     0.00%         0.00

               (b)  Mortgage Loans - In Foreclosure    0     0.00%         0.00
               (c)  REO Property Accounts              0     0.00%         0.00

     C.  Total For All Groups:
              (a)  Delinquent Contracts:
                     1.    31 - 59 Day Accounts    206    2.17   %10,630,563.31
                     2.    60 - 89 Day Accounts     63    0.66%    3,245,096.85
                     3.    90 - 119 Day Accounts     2    0.03%      126,852.66
                     4.    120 +  Day Accounts       0    0.00%            0.00

              (b)  Mortgage Loans - In Foreclosure   0    0.00%            0.00
              (c)  REO Property Accounts             0    0.00%            0.00



XI   Realized Losses                                 No.          Amount
                                                    ----      --------------

    1.   (a)  Gross Realized Losses during
               the period                            0                     0.00

         (b)  Net Realized Losses during the
               period                                                      0.00

         (c)  Cummulative Gross Realized Losses      0                     0.00

         (d)  Cummulative Net Realized Losses                              0.00

         (e)  Applied Realized Loss Amount                                 0.00


    2.   (a)  Class M-1 Realized Loss Amortization Amount                  0.00

         (b)  Class M-1 Unpaid Realized Loss Amount                        0.00


    3.   (a)  Class M-2 Realized Loss Amortization Amount                  0.00

         (b)  Class M-2 Unpaid Realized Loss Amount                        0.00


    4.   (a)  Class B-1 Realized Loss Amortization Amount                  0.00

         (b)  Class B-1 Unpaid Realized Loss Amount                        0.00


    5.   (a)  Class B-2 Realized Loss Amortization Amount                  0.00

         (b)  Class B-2 Unpaid Realized Loss Amount                        0.00



XII  Miscellaneous Information

     1.   (a)  Monthly Master Servicer Fee                           206,011.99

          (b)  Amount of prior unpaid Master Servicing Fees paid
                with this distribution                                     0.00

          (c)  Total Master Servicing Fees paid with this
                distribution                                         206,011.99

          (d)  Amount of unpaid Master Servicing Fees as of
                this distribution                                          0.00

     2.   (a)  Opening Master Servicer Advance Balance               725,927.15

          (b)  Current Advance (exclusive of Compensating
                Interest)                                            623,700.24

          (c)  Reimbursement of prior Master Servicer Advances      (220,477.21)
                                                                  --------------

           (d)  Ending Master Servicer Advance Balance             1,129,150.18



     3.   Current period Compensating Interest                         3,011.23



     4.   (a)  Stepdown Date in effect ?                    NO